Summary Prospectus Supplement

October 1, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 1, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2018 and June 12, 2018

International Advantage Portfolio

The section of each Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director	December 2010
Wendy Wang	Executive Director	October 2018

Please retain this supplement for future reference.

  IFIIAPMSUMPROSPT 10/18